apollomed

Apollo Medical Holdings

(NASDAQ:AMEH)

Second Quarter 2021 Earnings Call Supplement
August 5, 2021

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Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as “anticipate,” “could,” “can,” “may,” “might,” “potential,” “predict,” “should,” “estimate,” “expect,” “project,” “believe,” “plan,” “envision,” “intend,” “continue,” “target,” “seek,” “will,” “would,” and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company’s reports to the U.S. Securities and Exchange Commission (the “SEC”), including without limitation the risk factors discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and subsequent Quarterly Reports on Form 10-Q.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

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Company Overview

Apollo Medical Holdings, Inc. (“ApolloMed”) is a leading physician-centric, technology-powered, risk-bearing healthcare company. Leveraging its proprietary end-to-end technology solutions, ApolloMed operates an integrated healthcare delivery platform that enables providers to successfully participate in value-based care arrangements, thus empowering them to deliver high-quality care to patients in a cost-effective manner.

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Q2 Highlights

Strong financial results			Technology at scale	Strategic transactions & debt refinancing

EPS (diluted)	$0.28	47% from $0.19	Realizing benefits from technologies implemented:	Successful refinancing resulted in new five-year revolving credit facility of $400.0M - increased financial flexibility

Revenue	$175.6M	6% from $165.2M

Net income attr. to AMEH	$12.7M	80% from $7.0M	• $1.0M in reduced G&A expense in Q2 2021	Transactions anticipated to close in Q3 2021: • Sun Labs

Adj. EBITDA*	$30.7M	30% from $23.6M	• Strong MLR driven by analytics and care coordination	• Access Primary Care Medical Group • CAIPA MSO

*See “Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information.

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Historical Financial Profile

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Summary of Selected Financial Results

$ in 000s except per share data	Q2 2021	Q2 2020	1H 2021	1H 2020
Revenue
Capitation, net	$144,550	$140,949	$289,290	$281,370
Risk pool settlements and incentives	16,214	12,003	34,224	23,239
Management fee income	8,143	8,690	16,693	17,505
Fee-for-service, net	4,621	2,270	7,707	5,697
Other income	2,110	1,257	3,782	2,463
Total revenue	175,638	165,169	351,696	330,274
Total expenses	154,650	152,263	308,926	313,003
Income from operations	20,988	12,906	42,770	17,271
Net income	59,530	81,001	73,988	83,988
Net income (loss) attributable to noncontrolling interest	46,872	73,957	48,179	72,892
Net income attributable to ApolloMed	$12,658	$7,044	$25,809	$11,096
Earnings per share - diluted	$0.28	$0.19	$0.58	$0.30

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Revenue Breakdown

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Business Mix by Payer Type

Q2 2021
(% OF TOTAL REVENUE)

5%
19%
37%
39%
Medicare
Medicaid
Commercial
Other Third Parties

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Balance Sheet Highlights

$ in millions	6/30/2021	12/31/2020	$ Change	% Change
Cash and cash equivalents and investments in marketable securities	$364.5	$261.2	$103.3	40%
Working capital	$342.5	$223.6	$118.9	53%
Total stockholders’ equity	$404.6	$330.9	$73.7	22%

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Current Capitalization

(figures in millions, except per share price)
Recent Stock Price (as of 8/3/2021)	$88.92
Common Shares Outstanding	55.3
Market Capitalization	$4,917.3
Plus: Total Bank Debt	187.6
Less: Cash and Cash Equivalents (1)	(88.4)
Implied Enterprise Value	$5,016.5

Notes: Letters of Credit Availability on Revolving Credit Facility	$25.0

Note: Balance sheet data as of 6/30/2021
(1) Excludes restricted cash of $88.9M

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$ in millions	2021 Guidance Range (as of March 10, 2021)	2021 Guidance Range (as of August 5, 2021)
Total Revenue	$690 - $710	$700 - $720
Net Income(1)	$50 - $60	$56 - $66
Net Income Attributable to ApolloMed	$35 - $45	$48 - $58
EBITDA(2)	$95 - $105	$100 - $119
Adjusted EBITDA(2)	$115 - $125	$120.5 - $130.5

(1) Updated net income and EBITDA forecast is a result of APC’s investment in Bright Health Group, Inc. (“Bright”), which IPO’d on June 24, 2021. The revised net income and EBITDA guidance ranges assume Bright's closing share price of $8.49 on August 3, 2021.

(2) See “Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA” and “Use of Non-GAAP Financial Measures” slides for more information. There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See “Forward-Looking Statements” on slide 2.

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Reconciliation of Net Income to EBITDA and Adjusted EBITDA

($ in millions)	Q2 2021	Q2 2020	1H 2021	1H 2020
Net income	$59.5	$81.0	$74.0	$84.0
Interest expense	1.9	2.7	3.4	5.5
Interest income	(0.6)	(0.9)	(0.9)	(1.8)
Provision for income taxes	24.9	31.9	31.7	33.5
Depreciation and amortization	4.2	4.6	8.4	9.3
EBITDA(1)	$90.0	$119.3	$116.6	$130.5

Loss (income) from equity method investments	$3.1	$(0.8)	$3.8	$(2.9)
Gain on sale of equity method investment	—	(99.6)	—	(99.6)
Other income	(67.9)	(1.3)	(69.2)	(1.4)
Provider bonus payments	—	2.0	—	2.0
Net loss adjustment for recently acquired IPAs	5.5	4.1	8.7	8.8
Adjusted EBITDA(1)	$30.7	$23.6	$59.9	$37.4

(1) See “Use of Non-GAAP Financial Measures” slide for more information.

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Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA

	Year Ending December 31, 2021
($ in millions)	Low	High
Net income	$56.0	$66.0
Interest expense	6.0	8.4
Interest income	(1.5)	(2.4)
Provision for income taxes	24.0	29.0
Depreciation and amortization	15.5	18.0
EBITDA	$100.0	$119.0

Loss (income) from equity method investments	$3.5	$(0.5)
Investment in Bright Health Group, Inc.	(9.0)	(9.0)
Provider bonus payments	6.0	6.0
Net loss adjustment for recently acquired IPAs	20.0	15.0
Adjusted EBITDA	$120.5	$130.5

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Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with GAAP is net (loss) income. These measures are not in accordance with, or are an alternative to, U.S. generally accepted accounting principles (“GAAP”), and may be different from other non-GAAP financial measures used by other companies. ApolloMed uses Adjusted EBITDA as a supplemental performance measure of its operations,  for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding losses from equity method investments provide bonus payments, impairment of intangibles, provision of doubtful accounts and other income earned that is not related to ApolloMed's normal operations. Adjusted EBITDA also excludes non recurring items, including the effect on EBITDA of certain recently acquired IPAs.

ApolloMed believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core and non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of ApolloMed's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators ApolloMed uses as a basis for evaluating operational performance, allocating resources and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. To the extent this release contains historical or future non-GAAP financial measures, ApolloMed has provided corresponding GAAP financial measures for comparative purposes. Reconciliation between certain GAAP and non-GAAP measures is provided above.

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Key Acronyms

•ACO: Accountable Care Organization
•AIPBP: All-Inclusive Population-Based Payments
•CMMI: Center for Medicare and Medicaid Innovation
•CMS: Centers for Medicare & Medicaid Services
•DME: Durable Medical Equipment
•Health Plan/Payors: Health Insurance Companies
•HMO: Health Maintenance Organization
•IPA: Independent Practice Association
•NCI: Non-Controlling Interest

•NMM: Network Medical Management, Inc.
•MSA: Master Service Agreement
•MSO: Management Services Organization
•NGACO: Next Generation Accountable Care Organization
•PCP: Primary Care Physician
•PMPM: Per Member Per Month
•SNF: Skilled Nursing Facility
•VIE: Variable Interest Entity

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apollomed

For inquiries, please contact:

ApolloMed Investor Relations
(626) 943-6491
investors@apollomed.net

Carolyne Sohn, The Equity Group
(415) 568-2255
csohn@equityny.com